UNITED HERITAGE CORPORATION
                              2 NORTH CADDO STREET
                              CLEBURNE, TEXAS 76031
                            TELEPHONE (817) 641-3681

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Our Stockholders:

         The Annual Meeting of Stockholders of United Heritage Corporation (the "Company") will be held on Tuesday, March 22, 2005, at 10:00 a.m. (Central
Time), at the Company's executive offices located at 2 North Caddo Street, Cleburne, Texas for the following purposes:

         (1) To elect the seven persons listed in the Proxy Statement that accompanies this Notice to serve as directors of the Company;

         (2) To ratify the appointment of Weaver and Tidwell, L.L.P., or such other firm appointed by the Board of Directors prior to the meeting, as the Company's independent auditors for the fiscal year ending March 31, 2005;

         (3) To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

         Stockholders of record at the close of business on February 2, 2005 will be entitled to notice of and to vote at the Annual Meeting and at any continuation or adjournment thereof.

         All stockholders are cordially invited to attend the Annual Meeting in person. Your vote is important. PLEASE FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE RETURN ENVELOPE AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. Your promptness in returning the proxy will assist in the expeditious and orderly processing of the proxies and will assist in ensuring that a quorum is present or represented. Even though you return your proxy, you may nevertheless attend the Annual Meeting and vote your shares in person if you wish. If you want to revoke your proxy at a later time for any reason, you may do so in the manner described in the attached Proxy Statement.

                                            By Order of the Board of Directors


                                            /s/ C. Dean Boyd
                                            ------------------------------------
                                            C. Dean Boyd, Secretary

Cleburne, Texas
February 15, 2005

                           UNITED HERITAGE CORPORATION
                              2 NORTH CADDO STREET
                              CLEBURNE, TEXAS 76031
                            TELEPHONE (817) 641-3681

                                   ----------

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS

                            TO BE HELD MARCH 22, 2005

                                   ----------

                                VOTING AND PROXY

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of United Heritage Corporation, a Utah corporation (referred to as the "Company", "we", "our" or "us") for use at our Annual Meeting of Stockholders to be held at the Company's executive offices, located at 2 North Caddo Street, Cleburne, Texas 76031, on Tuesday, March 22, 2005, at 10:00 a.m. local time, and at any meeting following adjournment thereof. The Notice of Annual Meeting, this Proxy Statement and the accompanying proxy card are being mailed to stockholders on or about March 1, 2005.

REVOCABILITY OF PROXY AND VOTING OF SHARES

         Any stockholder giving a proxy has the power to revoke it at any time before it is exercised. The proxy may be revoked before it is exercised by sending a written revocation or a duly executed proxy bearing a later date to the Company's Secretary at our principal executive offices located at 2 North Caddo Street, Cleburne, Texas 76031. The proxy may also be revoked by attending the meeting and voting in person.

         If it is not revoked, the proxy will be voted at the meeting in accordance with the stockholder's instructions indicated on the proxy card. IF NO INSTRUCTIONS ARE INDICATED, THE PROXY WILL BE VOTED FOR THE APPROVAL OF THE TWO PROPOSALS. We currently know of no other matters to be considered at the Annual Meeting of Stockholders. IF, HOWEVER, ANY OTHER MATTERS COME BEFORE THE ANNUAL MEETING OF STOCKHOLDERS, OR ANY ADJOURNMENT OR ADJOURNMENTS THEREOF, THE PERSONS NAMED IN THE PROXY WILL VOTE THE PROXY IN ACCORDANCE WITH THEIR BEST JUDGMENT ON ANY SUCH MATTER.

RECORD DATE, VOTING RIGHTS AND OUTSTANDING SHARES

         The Board of Directors has fixed February 2, 2005 as the record date (the "Record Date") for determining holders of our Common Stock, $0.001 par value per share, who are entitled to vote at the meeting. As of the Record Date, we had 15,401,421 shares of Common Stock outstanding and entitled to vote. Each share of Common Stock entitles the record holder to one vote on each matter to be voted upon at the meeting. A majority of the shares of Common Stock issued and outstanding and entitled to vote at the meeting will constitute a quorum at the meeting. If a quorum exists, action on a matter is approved if the votes cast in favor of the action exceed the votes cast opposing the action.

         In accordance with the requirements of our bylaws, directors are elected by a majority of the votes cast in the election. Cumulative voting is not permitted. UNLESS OTHERWISE MARKED OR INDICATED ON THE PROXY, THE SHARES WILL BE VOTED "FOR" THE ELECTION OF THE SEVEN DIRECTOR-NOMINEES NAMED ON THE PROXY. PROXIES CANNOT BE VOTED FOR A GREATER NUMBER OF PERSONS THAN THE NUMBER OF NOMINEES NAMED.

         The affirmative vote of the holders of a majority of the shares of Common Stock present at the meeting in person or by proxy is also required to approve all other proposals brought before the meeting. UNLESS OTHERWISE MARKED OR INDICATED ON THE PROXY, THE SHARES WILL BE VOTED "FOR" APPROVAL OF WEAVER AND TIDWELL, L.L.P., OR SUCH OTHER FIRM APPOINTED BY THE BOARD OF DIRECTORS, AS OUR INDEPENDENT AUDITORS.

         When the proxy is properly executed, dated and returned, the shares it represents will be voted in accordance with any directions noted on it. Votes cast by proxy or in person at the Annual Meeting will be tabulated by the Inspectors of Election, in conjunction with information received from our transfer agent. The Inspectors of Election will also determine whether or not a quorum is present.

         Shares which abstain from voting as to the proposals, and shares held in "street name" by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to the proposals ("broker non-votes"), will be counted for purposes of determining whether the affirmative vote of a majority of the shares present at the meeting and entitled to vote on the proposals has been obtained, but will have the effect of reducing the number of affirmative votes required to achieve the majority vote on the proposals.

SOLICITATION

         The Company is soliciting your proxy. The cost of this solicitation, including expenses in connection with preparing and mailing this Proxy Statement, will be borne by the Company. Copies of solicitation materials will be furnished to brokerage houses, nominees, fiduciaries and custodians to forward to beneficial owners of Common Stock held in their names. We will reimburse brokerage firms and other persons representing beneficial owners of stock for their reasonable expenses in forwarding solicitation materials to the owners. In addition to original solicitation of proxies by mail, our directors, officers and other employees may, without additional compensation, solicit proxies by telephone, facsimile and personal interviews.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

         The Company will only deliver one Proxy Statement to multiple stockholders sharing an address unless we have received contrary instructions from one or more of the stockholders. The Company will promptly deliver a separate copy of this Proxy Statement to a stockholder at a shared address to which a single copy of the document was delivered upon oral or written request to:

                  United Heritage Corporation
                  Attn: Corporate Secretary
                  2 North Caddo Street
                  Cleburne, Texas 76031
                  Telephone No.:  (817) 641-3681

                                    PROPOSALS

PROPOSAL #1 - ELECTION OF SEVEN DIRECTORS

         The bylaws of the Company provide that the Board of Directors shall be comprised of not less than three nor more than nine members, and that each director shall be elected to serve until the next Annual Meeting of Stockholders and until his or her successor shall be elected and shall qualify. Any vacancies on the Board may be filled by a majority vote of the Board and any director so elected shall hold office for the unexpired term of his or her predecessor or until the next election of directors by the stockholders of the Company.

         The names of the nominees for directors and other information about them appears below. All of the nominees are currently directors of the Company. All of the nominees have consented to serve if elected. If for any unforeseen reason a nominee is unable to serve if elected, the persons named in the accompanying proxy may exercise their discretion to vote for a substitute nominee selected by the Board. The Board, however, has no reason to anticipate that any of the nominees will not be able to serve, if elected.

WALTER G. MIZE
         Director since 1987
         Age 67

         Mr. Mize has served as Chairman of the Board, President and Chief Executive Officer of the Company since September 1987. He has also served as President, Chairman of the Board and Chief Executive Officer of UHC Petroleum Corporation and National Heritage Sales Corporation since September 1997, as President of UHC Petroleum Services Corporation since January 1999, and as President of UHC New Mexico Corporation since June 1999. He has been engaged in oil and gas exploration and development, cattle ranching, real estate development, banking and various other investment activities for over thirty years.

HAROLD L. GILLIAM
         Director since 1990
         Age 57

         Mr. Gilliam has served as Secretary, Treasurer and Chief Financial Officer of the Company from November 1990 to April 2004. He has been a partner in the firm of Gilliam, Wharram & Co., P.C., Certified Public Accountants, located in Cleburne, Texas, since August 1987, and has been a Certified Public Accountant in the state of Texas since 1972.

JOE MARTIN
         Director since 1988
         Age 59

         Dr. Martin is an optometrist partner in the Cleburne Eye Clinic, located in Cleburne, Texas. He has been an optometrist for over twenty-five years. Dr. Martin is the Company's Assistant Secretary.

C. DEAN BOYD
         Director since 1988
         Age 57

         Mr. Boyd has been the Company's Secretary, Treasurer and Chief Financial Officer since April 2004. Mr. Boyd is the principal of his own financial consulting firm. From June 2000 through December 2000, he served as the Chief Financial Officer and Asset Quality Officer of the First National Bank Holding Company, Longmont, Colorado. From January 1999 to June 2000, Mr. Boyd served as the Vice President, Senior Loan Officer of First National Bank of Longmont, Longmont, Colorado. Mr. Boyd served as President of Colorado Community First National Bank, located in Louisville, Colorado, from February 1997 to January 1999, and as President of Colorado Community First National Bank, located in Fraser, Colorado, from 1988 to February 1997. Mr. Boyd has been a Certified Public Accountant in the state of Colorado since 1972.

THERESA D. TURNER
         Director since 1992
         Age 44

         Ms. Turner has been President of Bank of the West (formerly Colorado Community First National Bank), located in Fraser, Colorado, since February 1997. She previously served as Senior Vice President of that bank from January 1993 to February 1997, and in various other capacities since 1985.

LARRY G. COKER
         Director since 2002
         Age 46

         Mr. Coker was appointed as a director in March 2002. Mr. Coker graduated from St. Mary's School of Law in 1990 and is an attorney practicing with Larry G. Coker, P.C. Prior to attending law school, Mr. Coker was employed as a petroleum engineer for Exxon Company USA after graduating from Texas A&M University. Mr. Coker is a member of the Texas State Bar and is also a Registered Professional Engineer.

THOMAS J. PERNICE
         Director since April 21, 2004
         Age 43

Mr. Pernice founded, and since 1999 has been the President of, Modena Holding Corporation, a business development, communications, and political consulting company. Since April 2001 Mr. Pernice has served as a member the Board of Directors and Treasurer and Secretary of Advanced Biotherapy, Inc. (OTCBB: ADVB) and since December 2002 he has served as a member of the Board of Directors of Universal Guardian Holdings, Inc. (OTCBB: UGHO). From January 1999 to August 2002, he was also a consultant and managing director of Cappello Group, Inc., a merchant banking firm based in Santa Monica, California. Prior to founding Modena Holding Corporation, Mr. Pernice served as a senior corporate executive in government and industry for more than 17 years. Most recently, he was Vice President of Public Affairs and a corporate officer of Dole Food Company, Inc. reporting to David H. Murdock, Chairman of the Board of Directors and Chief Executive Officer. He also served in similar capacities for the privately held business interests of Mr. Murdock, including Castle & Cooke Inc., a real estate company. Prior to joining Dole Food Company, Inc., Mr. Pernice served in the White House for more than seven years on the senior staff of the Bush-Quayle Administration and as a staff assistant in the Reagan-Bush Administration. Mr. Pernice earned a Bachelor of Arts degree from the University of Southern California in 1984.

         No family relationships exist among the executive officers and directors of the Company. Aside from Mr. Pernice, no director of the Company is a director of any company with a class of securities registered pursuant to
Section 12 of the Securities Exchange Act of 1934, as amended, or subject to the requirements of Section 15(d) of that Act or of any company registered as an investment company under the Investment Corporation Act of 1940, as amended.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE ABOVE-NAMED INDIVIDUALS TO SERVE AS DIRECTORS.

PROPOSAL #2 - APPROVAL OF APPOINTMENT OF INDEPENDENT AUDITORS

         Subject to approval by the stockholders, the Board has selected the firm of Weaver and Tidwell, L.L.P. as the Company's independent auditors for its fiscal year ending March 31, 2005. Weaver and Tidwell, L.L.P. has acted in such capacity for the Company since 1989 and has reported that neither the firm nor any of its partners has any material direct or indirect financial interest in the Company.

         Representatives of Weaver and Tidwell, L.L.P. will be present at the Annual Meeting of Stockholders, will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

AUDIT FEES

            The following table sets forth fees billed to the Company by Weaver and Tidwell, L.L.P. during the fiscal years ended March 31, 2004 and March 31, 2003 for: (i) services rendered for the audit of the Company's annual financial statements and the review of its quarterly financial statements, (ii) services that were reasonably related to the performance of the audit or review of the Company's financial statements and that are not reported as Audit Fees, (iii) services rendered in connection with tax compliance, tax advice and tax planning, and (iv) all other fees for services rendered. The Audit Related Fees were incurred as a result of consultations between the executive officers of the Company and Weaver and Tidwell, L.L.P. relating to the implementation of disclosure controls and procedures and the certification of same. Tax Fees were incurred for the preparation of the Company's consolidated tax return and the preparation of various state income tax returns. All Other Fees included $1,200 in the 2003 fiscal year that was incurred in connection with obtaining a consent from Weaver and Tidwell, L.L.P. for the filing of a registration statement. All Other Fees in the 2004 fiscal year included $1,135 related to research and consultation requested by the Company regarding stock options issues and oil and gas issues, and $2,828 related to consultations and discussions regarding potential sale of an asset.

                                             March 31, 2004      March 31, 2003
                                             --------------      --------------
(i)         Audit Fees                       $42,000             $33,053
(ii)        Audit Related Fees               $     0             $   500
(iii)       Tax Fees                         $ 5,275             $ 5,235
(iv)        All Other Fees                   $ 3,963             $ 1,200

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE APPOINTMENT OF WEAVER AND TIDWELL, L.L.P. AS INDEPENDENT AUDITORS OF THE COMPANY FOR THE FISCAL YEAR ENDING MARCH 31, 2005.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth, as of February 2, 2005, each beneficial owner of more than 5% of our Common Stock.

                                                                        PERCENT
                                               AMOUNT AND NATURE OF        OF
TITLE OF CLASS        NAME AND ADDRESS         BENEFICIAL OWNERSHIP      CLASS
--------------        ----------------         --------------------      -----
Common Stock          Walter G. Mize
                      2 North Caddo Street     7,855,498 shares/Direct
                      Cleburne, Texas 76031    Ownership(1)                %

(1) Includes 1,000,000 shares of Common Stock that may be issued upon the exercise of an option granted on May 30, 2003. In accordance with Rule 13d-3(d)(1) of the Securities Exchange Act of 1934, shares not outstanding which are subject to options, warrants, rights or conversion privileges exercisable within 60 days are deemed outstanding for the purpose of calculating the number and percentage owned by such person, but not deemed outstanding for the purpose of calculating the percentage owned by each other person listed.

         The following table sets forth, as of February 2, 2005, information with respect to the shares of Common Stock beneficially owned by (i) each director nominee; (ii) each person (other than a person who is also a director nominee) who is an executive officer; and (iii) all executive officers and directors as a group. The term "executive officer" is defined as the President/Chief Executive Officer, Secretary, Chief Financial Officer/Treasurer, any vice-president in charge of a principal business function (such as administration or finance), or any other person who performs similar policy making functions for the Company.

                                                                           AMOUNT AND NATURE OF            PERCENT OF
TITLE OF CLASS         NAME                                                BENEFICIAL OWNERSHIP(1)(2)      CLASS
--------------         ----                                                --------------------------      -----
Common Stock           Walter G. Mize, Executive Officer and Director
                       2 North Caddo Street                                7,855,498 shares/Direct
                       Cleburne, Texas 76031                               Ownership(3)                    46.17%

Common Stock           Harold L. Gilliam, Secretary, Treasurer, Chief
                       Financial Officer and Director
                       Gilliam, Wharram & Co.
                       107 Westmeadow Drive                                202,500 shares/Direct
                       Cleburne, Texas 76033                               Ownership(4)                     1.2%

Common Stock           Joe Martin, Director
                       Cleburne Eye Clinic
                       110 West Henderson                                  70,000 shares/Direct
                       Cleburne, Texas 76033                               Ownership(5)                       *

Common Stock           C. Dean Boyd, Director
                       1258 Clubhouse Drive                                110,000 shares/Direct
                       Broomfield, Colorado 80020                          Ownership(6)                       *

Common Stock           Theresa D. Turner, Director
                       P. O. Box 1283                                      70,000 shares/Direct
                       Winter Park, Colorado 80482                         Ownership(7) *

Common Stock           Larry G. Coker
                       2 North Caddo Street                                70,000 shares/Direct
                       Cleburne, Texas 76031                               Ownership(8)                       *

Common Stock           Thomas J. Pernice
                       2 North Caddo Street                                120,000 shares/Direct
                       Cleburne, Texas 76031                               Ownership(9)                       *

All Current
Directors and
Executive Officers
as a Group                                                                 8,497,998 Shares                47.37%

*     Less than 1%.

(1) Based on 15,401,421 shares of Common Stock outstanding on the transfer records as of February 2, 2005.

(2) Calculated pursuant to Rule 13d-3(d)(1) of the Securities Exchange Act of 1934. Under Rule 13d-3(d)(1), shares not outstanding which are subject to options, warrants, rights or conversion privileges exercisable within 60 days are deemed outstanding for the purpose of calculating the number and percentage owned by such person, but not deemed outstanding for the purpose of calculating the percentage owned by each other person listed. The Company believes that each individual or entity named has sole investment and voting power with respect to shares of Common Stock indicated as beneficially owned by them, subject to community property laws, where applicable, except where otherwise noted.

(3) Includes 1,000,000 shares of Common Stock that may be issued upon exercise of an option granted for 1,000,000 shares of Common Stock.

(4) Includes 120,000 shares of Common Stock that may be issued upon exercise of an option granted for 200,000 shares of Common Stock. The right to purchase the remainder of the shares will vest in July 2005. Also includes 30,500 shares of Common Stock and a warrant to purchase an additional 52,000 shares of Common Stock. The warrant was issued to Gilliam Wharram & Co, PC, a professional corporation of which Mr. Gilliam is a principal. The exercise price of the warrant is $0.50 as to 26,000 shares and $1.00 has to 26,000 shares. The warrant term is 10 years.

(5) Includes 70,000 shares of Common Stock that may be issued upon exercise of an option for 120,000 shares of Common Stock. The right to purchase the remainder of the shares will vest in July 2005.

(6) Includes 110,000 shares of Common Stock that may be issued upon the exercise of options for 200,000 shares of Common Stock. The right to purchase the remainder of the shares will vest in July 2005.

(7) Includes 70,000 shares of Common Stock that may be issued upon exercise of an option for 120,000 shares of Common Stock. The right to purchase the remainder of the shares will vest in July 2005.

(8) Includes 70,000 shares of Common Stock that may be issued upon exercise of an option granted for 120,000 shares of Common Stock. The right to purchase the remainder of the shares will vest in July 2005.

(9) Includes 120,000 shares of common stock that may be issued upon exercise of an option granted on April 20, 2004.

                            COMPENSATION OF DIRECTORS

         During the fiscal year ended March 31, 2004 no compensation was paid to directors for their service on the Board of Directors. In April 2004 the Board of Directors granted an option to Thomas J. Pernice, in exchange for his agreement to serve as a director. The option allows Mr. Pernice to purchase 120,000 shares of the Company's Common Stock at a price of $0.97 per share. The option expires on April 20, 2009.

         The Company does not have a standard or other arrangement pursuant to which directors are compensated for services provided as a director.

                      IDENTIFICATION OF EXECUTIVE OFFICERS

WALTER G. MIZE, PRESIDENT AND CHIEF EXECUTIVE OFFICER

         See discussion of business experience above.

C. DEAN BOYD, SECRETARY, TREASURER AND CHIEF FINANCIAL OFFICER

         See discussion of business experience above.

DR. JOE MARTIN, ASSISTANT SECRETARY

         See discussion of business experience above.

                             SUMMARY OF COMPENSATION

         During the fiscal years ended March 31, 2002, March 31, 2003 and March 31, 2004, neither the Company nor its subsidiaries paid any cash compensation to the Company's Chief Executive Officer, and no executive officer of the Company received compensation in excess of $100,000. Upon his agreement to serve as the Company's Secretary, Treasurer and Chief Financial Officer, Mr. C. Dean Boyd received an option to purchase 80,000 shares of the Company's Common Stock. The exercise price is $0.50 per share. The Company has no employment agreements with its executive officers.

                                            SUMMARY COMPENSATION TABLE

                                                                                  LONG TERM COMPENSATION
                                                                          ----------------------------------------
                                  ANNUAL COMPENSATION                      AWARDS                      PAYOUTS
                                  -------------------                      ------                      -------
                                                                                         SECURITIES
                                                         OTHER ANNUAL     RESTRICTED     UNDERLYING                   ALL OTHER
   NAME AND PRINCIPAL             SALARY       BONUS     COMPENSATION     STOCK AWARDS    OPTIONS/   LTIP PAYOUTS    COMPENSATION
        POSITION         YEAR       ($)         ($)          ($)             ($)          SARS(1)         ($)            ($)
---------------------    ----     ------       -----     ------------     -------------  ------------ ------------   ------------
   CHIEF EXECUTIVE
       OFFICER
Walter G. Mize           2004        0           0            0                0              0            0                0
Director, CEO and        2003        0           0            0                0              0            0               (2)
President                2002        0           0            0                0              0            0                0

------------

(1)   No stock appreciation rights were granted in 2002, 2003 or 2004.

(2) On May 30, 2003, Mr. Mize was granted an option to purchase 1,000,000 shares of the Company's Common Stock at a price of $0.50 per share. The option was fully vested on July 1, 2003.

                    OPTION GRANTS DURING THE 2004 FISCAL YEAR

                           OPTION/SAR GRANTS FOR LAST
                          FISCAL YEAR-INDIVIDUAL GRANTS
                          -----------------------------

                 Number of
                Securities        % of Total
                Underlying   Options/SARs Granted
               Options/SARs     to Employees in
Name            Granted (#)       Fiscal Year       Exercise Price ($/sh)     Expiration Date
----            -----------       -----------       ---------------------     ---------------
C. Dean Boyd      80,000             100%                $0.50/share           May 29, 2008


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

TRANSACTIONS WITH MANAGEMENT AND OTHERS

         During the fiscal year ended March 31, 2004 the Company received the use of office space and equipment from Walter G. Mize without charge. The Company's management estimates the value of the use of the office space and equipment at approximately $25,000 for the fiscal year ended March 31, 2004. Mr. Mize is under no obligation to provide the use of the office space or equipment to the Company.

         The Company received a line of credit of up to $3.0 million from Almac Financial Corporation, a corporation related to Walter G. Mize. The line of credit is secured by substantially all of the assets of the Company and its subsidiaries. We believe that this line of credit is on terms at least as favorable to the Company as it could obtain from a lender not related to the Company. During the 2004 fiscal year, the Company raised money from sales of its securities. The Company used $500,000 from the offering proceeds to repay a portion of the line of credit.

                       MEETINGS OF THE BOARD OF DIRECTORS

         The Board of Directors held one meeting during the 2004 fiscal year. In addition, action was taken by the Board of Directors by unanimous written consent ten times in lieu of a meeting. Each director attended all of the meetings of the Board during the fiscal year ended March 31, 2004.

              COMMUNICATIONS WITH MEMBERS OF THE BOARD OF DIRECTORS

         The Board of Directors has not established a formal process for stockholders to send communications to its members. Any stockholder may send a communication to any member of the Board of Directors, in care of the Company's address, 2 North Caddo Street, Cleburne, Texas 76031. The Company will forward any such communication to the Board member. If the stockholder would like the communication to be confidential, it should be so marked.

           ATTENDANCE OF BOARD MEMBERS AT ANNUAL STOCKHOLDERS' MEETING

         Each of the members of the Board of Directors will be required to attend the meeting. All members of the Board of Directors, including Theresa Turner, who had originally been excused, attended the previous Annual Meeting of the Company's stockholders.

                              REPORT ON COMMITTEES

         The Board of Directors has three standing committees. Information regarding the functions of the Board's committees, their present membership and the number of meetings held by each committee during the 2004 fiscal year is described below.

         Audit Committee. The Audit Committee is responsible for recommending to the Board of Directors the selection of independent public accountants to audit the Company's books and records annually, to discuss with the independent auditors and internal auditors the scope and results of any audit, to review and approve any nonaudit services performed by the Company's independent auditing firm, and to review certain related party transactions. The Audit Committee acts pursuant to a written charter adopted by the Board of Directors. The members of the Audit Committee are Mr. Thomas J. Pernice, Dr. Joe Martin and Ms. Theresa Turner. The Audit Committee met four times in the year 2004. The members of the Audit Committee are independent as that term is defined in section (a)15 of Rule 4200 of the Nasdaq Marketplace Rules.

         Stock Option Committee. The Stock Option Committee is responsible for the administration of the 1995 United Heritage Corporation Stock Option Plan, the 1996 Stock Option Plan, the 1998 Stock Option Plan, the 2000 Stock Option Plan and the 2002 Consultant Equity Plan. The members of the Stock Option Committee are Mr. Harold Gilliam and Ms. Theresa Turner. The Stock Option Committee did not meet in the year 2004; instead, option and other equity grants made pursuant to the above-named plans were made by the Board of Directors.

         Nominating Committee. The members of the Nominating Committee are Dr. Joe Martin, Mr. C. Dean Boyd, Ms. Theresa Turner and Mr. Larry G. Coker. The Nominating Committee met once during the fiscal year ended March 31, 2004. Three of the four members of the Nominating Committee are independent, as that term is defined in section (a)15 of Rule 4200 of the Nasdaq Marketplace Rules. Mr. C. Dean Boyd is currently an officer of the Company and is not independent. The Nominating Committee does not have a policy with regard to the consideration of any director candidates recommended by stockholders. The Board of Directors has made no determination as to whether or not such a policy should be adopted. The Nominating Committee will consider candidates recommended by stockholders. Any stockholder wishing to nominate a candidate to stand for election should send the nominee's qualifications to the Nominating Committee in accordance with the instructions set forth in the discussion included on pages 12 and 13 of this Proxy titled "Stockholder Proposals for the 2006 Annual Meeting". The Company does not pay a fee to any third party to identify or evaluate or assist in identifying or evaluating potential nominees.

         The minimum qualifications required by the Nominating Committee for a director are:

            o     Minimum employment experience of 12 years;

            o     Minimum education of 12 years;

            o The ability to commit at least 24 hours per year to the Company as a member of its Board of Directors;

            o     A candidate for director may not:

                           (i) have any bankruptcy petition filed by or against
                  any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time,

                           (ii) have been convicted in a criminal proceeding or
                  be subject to a pending criminal proceeding,

                           (iii) have been or be subject to any order, judgment,
                  or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities, futures, commodities or banking activities,

                           (iv) have been found by a court of competent
                  jurisdiction (in a civil action), the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated; or

                           (v) hold a position on the Board of Directors of a
                  business in competition with the Company's business.

            o A candidate for director must agree to abide by the Company's Code of Business Conduct and Ethics.

         The Nominating Committee believes that at least one or more of the Company's directors should have experience in the oil and gas industry as well as an understanding of the accounting principles applicable to the oil and gas industry, generally accepted accounting principles and the preparation of financial statements.

         To date, the Nominating Committee has not received a nominee from a stockholder who is not an officer or director of the Company. The Company's Chief Executive Officer and director, Walter G. Mize, who is also the Company's largest stockholder, proposed the candidates for nomination to the Board of Directors. Each nominee to the Company's Board of Directors expressed a willingness to serve during the 2005 fiscal year and, based on a review of their qualifications, were deemed to be suitable candidates for nomination.

         The Board of Directors does not have a Compensation Committee.

                          REPORT OF THE AUDIT COMMITTEE

         The Audit Committee of the Board of Directors is currently composed of three directors who are independent directors as defined under Rule 4200(a)(14) of the National Association of Securities Dealers Marketplace Rules. The Audit Committee operates under a written charter adopted by the Board of Directors.

         The Audit Committee oversees our financial reporting process on behalf of the Board of Directors. Management is responsible for our financial statements and the financial reporting process, including the system of internal controls. The independent auditors are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles. In fulfilling its oversight responsibilities, the Audit Committee has reviewed and discussed with management and the independent auditors the audited financial statements that have been included in our Annual Report on Form 10-KSB for the year ended March 31, 2004.

         The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended. In addition, the Audit Committee has discussed with the independent auditors the auditors' independence from the Company and its management including the matters in the written disclosures provided to the Audit Committee as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees.

         The Audit Committee recommended to the Board of Directors, and the Board of Directors approved, the inclusion of the audited financial statements in the Annual Report on Form 10-KSB for the 2004 fiscal year for filing with the Securities and Exchange Commission. The Audit Committee has also recommended the selection of the Company's independent auditors for the fiscal year ending March 31, 2005.

                                            Members of the Audit Committee

                                            Thomas J. Pernice
                                            Joe Martin
                                            Theresa Turner

               COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES ACT

         Section 16(a) of the Securities Act requires our directors, executive officers and persons who own more than 10% of our Common Stock to file reports of ownership and changes in ownership of our Common Stock with the Securities and Exchange Commission. Directors, executive officers and persons who own more than 10% of our Common Stock are required by Securities and Exchange Commission regulations to furnish to us copies of all Section 16(a) forms they file.

         To our knowledge, based solely upon review of the copies of such reports received or written representations from the reporting persons, we believe that during our 2004 fiscal year our directors, executive officers and persons who own more than 10% of our Common Stock complied with all Section 16(a) filing requirements with the exception of Mr. Harold Gilliam, a member of our Board of Directors, who purchased the Company's Common Stock on June 15, 2004 but did not file a Form 4 until July 1, 2004.

                  STOCKHOLDER PROPOSALS FOR 2006 ANNUAL MEETING

         Pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, any shareholder who intends to present a proposal at the Annual Meeting in the year 2006 must deliver the proposal, including the name of a proposed nominee to the Board of Directors, to our principal executive office no later than the close of business on October 1, 2005.

         Notice of intention to present a proposal at the 2006 Annual Meeting should be addressed to Corporate Secretary, United Heritage Corporation, 2 North Caddo Street, Cleburne, Texas 76031. We reserve the right to vote against, reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these requirements.

                          TRANSACTION OF OTHER BUSINESS

         Management does not know of any matters to be brought before the meeting other than those referred to in this Proxy Statement. If any matters which are not specifically set forth in the form of proxy and this Proxy Statement properly come before the meeting, the persons designated as proxies will vote thereon in accordance with their best judgment.

                                      PROXY


                           UNITED HERITAGE CORPORATION


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                    FOR THE ANNUAL MEETING ON MARCH 22, 2005

         This proxy will be voted as specified by the stockholder. If no specification is made, all shares will be voted "FOR" the approval of the two proposals set forth in the proxy statement.

         The stockholder(s) represented herein appoint(s) Walter G. Mize and Joe Martin, and each of them, proxies with the power of substitution to vote all shares of Common Stock entitled to be voted by said stockholder(s) at the Annual Meeting of the Stockholders of United Heritage Corporation to be held at the executive offices, located at 2 North Caddo Street, Cleburne, Texas 76031, on March 22, 2005 at 10:00 a.m. (Central Time), and in any adjournment or postponement thereof as specified in this proxy.

PROPOSAL #1-ELECTION OF DIRECTORS

Walter G. Mize             FOR [_]            AGAINST [_]            ABSTAIN [_]

Harold L. Gilliam          FOR [_]            AGAINST [_]            ABSTAIN [_]

Joe Martin                 FOR [_]            AGAINST [_]            ABSTAIN [_]

C. Dean Boyd               FOR [_]            AGAINST [_]            ABSTAIN [_]

Theresa D. Turner          FOR [_]            AGAINST [_]            ABSTAIN [_]

Larry G. Coker             FOR [_]            AGAINST [_]            ABSTAIN [_]

Thomas J. Pernice          FOR [_]            AGAINST [_]            ABSTAIN [_]

PROPOSAL #2-RATIFICATION OF WEAVER AND TIDWELL, L.L.P. AS INDEPENDENT AUDITORS FOR THE 2005 FISCAL YEAR.

                           FOR [_]            AGAINST [_]            ABSTAIN [_]


PLEASE MARK, DATE AND SIGN YOUR PROXY CARD AND MAIL IT IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE.

IN THEIR DISCRETION, PROXIES ARE ENTITLED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING, OR ANY ADJOURNMENT THEREOF.



                     Signature___________________________ Date__________________



                     Signature___________________________ Date__________________


Note: Please mark, date and sign this proxy card and return it in the enclosed envelope. Please sign as your name appears hereon. If shares are registered in more than one name, all owners should sign. If signing in a fiduciary or representative capacity, please give full title and attach evidence of authority. Corporations please sign with full corporate name by a duly authorized officer and affix corporate seal.